UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2021

FOLEY TRASIMENE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle
Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	WPF.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	WPF	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On January 25, 2021, Foley Trasimene Acquisition Corp., a Delaware corporation (“FTAC”), and Tempo Holding Company, LLC, a Delaware limited liability company and the parent company of Alight Solutions (“Alight”), issued a joint press release announcing their entry into a business combination agreement (the “Business Combination Agreement”) and a private placement of $1.55 billion in connection therewith. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein. A copy of the Business Combination Agreement and a description of the terms thereof will be set forth in a subsequent filing by FTAC on Form 8-K.

Filed as Exhibit 99.2 hereto and incorporated by reference into this Item 7.01 is an investor presentation dated January 2021 that will be used by FTAC in connection with the business combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of FTAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit No.	Description
99.1	Joint Press Release of Foley Trasimene Acquisition Corp. and Alight, dated January 25, 2021.
99.2	Investor Presentation dated January 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foley Trasimene Acquisition Corp.

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: General Counsel and Corporate Secretary
Date: January 25, 2021